EXHIBIT 24

                        POWER OF ATTORNEY


      Each person whose signature appears below constitutes and appoints John Scriven or J. Pedro Reinhard, acting severally, as his or her attorney-in-fact and agent, to sign any registration statement on Form S-8 and any or all amendments (including post-effective amendments) to such registration statement in connection with the Elective Deferral Plan of The Dow Chemical Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.

SIGNATURE                TITLE                 DATE


   A. A. ALLEMANG      Director and Vice        November 10,
                       President                1997
   A. A. Allemang

   J. K. BARTON        Director                 November 5,
                                                1997
   J. K. Barton

   D. T. BUZZELLI      Director                 November 6,
                                                1997
   D. T. Buzzelli

   A. J. CARBONE       Director and Executive   November 10,
                                                1997
   A. J. Carbone       Vice President

   F. P. CORSON        Director and Vice        November 7,
                       President                1997
   F. P. Corson

   J. C. DANFORTH      Director                 November 6,
                                                1997
   J. C. Danforth

   W. D. DAVIS         Director                 November 6,
                                                1997
   W. D. Davis

   M. L. DOW           Director                 November 8,
                                                1997
   M. L. Dow

   J. L. DOWNEY        Director                 November 7,
                                                1997
   J. L. Downey

   E. C. FALLA         Director                 November 5,
                                                1997
   E. C. Falla

   B. H. FRANKLIN      Director                 November 7,
                                                1997
   B. H. Franklin



   A. D. GILMOUR       Director                 November 6,
                                                1997
   A. D. Gilmour

   G. M. LYNCH         Vice President and       November 6,
                       Controller               1997
   G. M. Lynch

   M. D. PARKER        Director and Executive   November 6,
                                                1997
   M. D. Parker        Vice President

   F. P. POPOFF        Director and Chairman of November 6,
                       the                      1997
   F. P. Popoff        Board

   J. P. REINHARD      Director, Executive Vice November 10,
                                                1997
   J. P. Reinhard      President and
                       Chief Financial Officer

   H. T. SHAPIRO       Director                 November 7,
                                                1997
   H. T. Shapiro

 W. S. STAVROPOULOS    Director, President and  November 10,
                                                1997
 W. S. Stavropoulos    Chief Executive Officer

   P. G. STERN         Director                 November 10,
                                                1997
   P. G. Stern